ASSET PURCHASE AGREEMENT BY AND AMONG

              AEON TECHNOLOGIES, LTD., A TEXAS LIMITED PARTNERSHIP

                                       AND

          CONTEMPORARY CONSTRUCTORS NEVADA, INC., A NEVADA CORPORATION,
                                  AS PURCHASER

            CHARYS HOLDING COMPANY, INC., A DELAWARE CORPORATION, AS
                                   CORPORATION

                                TABLE OF CONTENTS


ARTICLE  I
    Agreement  to  Purchase  and  Sell
ARTICLE  I1
    Purchase  Price
    2.1  Purchase  Price
    2.2  Purchase  Price  Adjustment  Mechanism
    2.3  Common  Stock  Issued  to  the  Sellers
ARTICLE  I11
    3.1  Organization
    3.2  Subsidiaries  and  Affiliates
    3.3  Authorization
    3.4  No  Violation
    3.5  Financial  Statements
    3.6  Contracts
    3.7  Title  and  Related  Matters
ARTICLE  rv
    4.1  Shares  Held  For  Own  Account
    4.2  No  Registration
    4.3  Investment  Knowledge
ARTICLE  V
    5.1  Corporate  Organization
    5.2  Capital  Stock
    5.3  Authorization
    5.4  No  Violation
    5.5  Financial  Statements
    5.6  Brokerage
    5.7  Disclosure
ARTICLE  VI
    6.1  Regular  Course  OF  Business
    6.2  Consents
    6.3  Breach  of  Agreement
    6.4  Bulk  Sale
    6.5  Confidentiality
ARTICLE  VII
    7.1  Consents
    7.2  Breach  of  Agreement
    7.3  Confidentiality
ARTICLE  VIII
    8.1  Employment,  Non-Competition  and  Incentive  Compensation  Agreements
    8.2  Further  Assurances

ARTICLE  IX
    9.1  Representations  and  Warranties;  Performance
    9.2  Consents  AND  Approvals
    9.3  Opinion  of  the  Seller's  Counsel
    9.4  No  Material  Adverse  Change
    9.5  No  Proceeding  or  Litigation
    9.6  Proceedings  and  Documents
    9.7  Employment  Agreements
    9.8  Other  Documents
ARTICLE  X
    10.1  Representations  and  Warranties;  Performance
    10.2  Consents  and  Approvals
    10.3  Opinion  of  Purchaser's  Counsel
    10.4  No  Proceeding  or  Litigation
    10.5  Proceedings  and  Documents
    10.6  Secretary's  Certificate
    10.7  Certificate  of  Good  Standing
    10.8  Employment  Agreements
    10.9  Indemnification  Agreement
    10.10  Registration  Rights  Agreement
    10.11  Other  Documents
ARTICLE  XI
    11.1  Closing
    11.2  Intervening  Litigation
    11.3  Obligations  of  Seller
    11.4  Obligations  of  Purchaser
ARTICLE  XI1
    12.1  Methods  of  Termination
    12.2  Termination  of  Obligations
ARTICLE  XI11
    13.1  The  Seller's  Agreement  to  Indemnify
    13.2  The  Purchaser's  Agreement  to  Indemnify
    13.3  Limitations  on  Indemnification
    13.4  Third  PARTY  Indemnification
    13.5  Survival;  Time  to  Assert  Claims
ARTICLE  XIV
    14.1  Amendment  AND  Modification
    14.2  Entire  Agreement
    14.3  Certain  Definitions
    14.4  Notices
    14.5  Assignment
    14.6  Governing  Law
    14.7  Dispute  Resolution
    14.8  Counterparts
    14.9  Headings
    14.10  Binding  Effect

    14.11  Delays  or  Omissions
    14.12  Severability
    14.13  Expenses

EXHIBITS
    EXHIBIT  A  Equipment  and  Supplies
    EXHIBIT  B  Contracts
    EXHIBIT  C  Leases
    EXHIBIT  D  Accounts  Receivable
    EXHIBIT  E  Secured  Promissory  Note
    EXHIBIT  F  Security  Agreement
    EXHIBIT  G  Purchase  Price  Formula
    EXHIBIT  H  Registration  Rights  Agreement
    EXHIBIT  I  Employment  Agreement,  Wade  Clark
    EXHIBIT  J  Employment  Agreement,  David  Machovsky
    EXHIBIT  K  Seller's  Certificate
    EXHIBIT  L  Purchaser's  Certificate
    EXHIBIT  M  Purchaser's  Secretary  Certificate
    EXHIBIT  N  Bill  of  Sale
    EXHIBIT  O  Assignment,  Assumption,  and  Consent  Agreement
SCHEDULES
    Schedule  2.2.2  Seller's  Special  Purpose  Financial  Statement
    Schedule  3.3  Contract  defaults,  liens  and  legal  authorities of Seller
    Schedule  3.4.1  Seller's  Financial  Statements
    Schedule  3.4.2  Additional  Debts  and  Liabilities
    Schedule  3.5  (a)  -  (d)  Additional  Contracts
    Schedule  3.6.1  Title  Defects
    Schedule  3.6.4.1  Additional  Trade  Names
    Schedule  3.6.4.2  Proprietary  Rights  and  Claims
    Schedule  5.2  Stock  Options  and  Conversion  Rights
    Schedule  5.4  Contract  defaults,  liens and legal authorities of Purchaser
    Schedule  5.5.1  Accounting  Requirements
    Schedule  9.3  Opinion  of  Seller's  Counsel
    Schedule  10.3  Opinion  of  Purchaser's  Counsel

     THIS ASSET PURCHASE AGREEMENT (the "Agreement") is made and entered into this 9th day of April, 2006, by and between AEON TECHNOLOGIES, LTD., a Texas limited partnership (the "Seller"), and CONTEMPORARY CONSTRUCTORS NEVADA, INC., a Nevada corporation (the "Buyer" or "PURCHASER").

     The Seller desires to sell to the Buyer and the Buyer desires to purchase from the Seller 100% of the assets of the Seller on the terms and conditions contained in this Agreement.

     In consideration of the mutual covenants and agreements contained in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                    ARTICLE I
                                    ---------

                         AGREEMENT TO PURCHASE AND SELL

     Subject to the terms, provisions and conditions set forth in this Agreement, on the date specified in Section 1 1.1 hereof (the "Closing Date"), the Seller shall sell, transfer and convey to the Buyer, and the Buyer shall purchase from the Seller all of its assets, including but not limited to the following (hereinafter called the "Assets"):

     (a) All of the Seller's rights, title and interest in and to the equipment, fixtures and supplies described on EXHIBIT "A" attached to this Agreement (the "Equipment and Supplies").

     (b) All of the Seller's right title and interest to the contracts attached hereto as EXHIBIT "B" to this Agreement (the "Contracts").

     (c) All of the Seller's right, title and interest in and to the Leases to which Seller is a party, copies of which are attached as Exhibit "Cn hereto.

     (d) All of the Seller's right, title and interest in and to any accounts receivable of the Seller, specifically listed on EXHIBIT "D" hereto.

     (e) All intellectual property, including but not limited to the trade name, trademark, or any other identifying name, owned by Seller and related to the above-described assets.

                                   ARTICLE II
                                   ----------

                                 PURCHASE PRICE

     2.1 The Purchaser agrees to pay to the Seller at the Closing (as defined in Article 11.1 below) aggregate consideration of $2,088,000 (the "PURCHASE PRICE") by delivery of (i) $907,000 to Seller ("CASH CONSIDERATION") (ii) $1,211,011 in shares of Common Stock of Charys Holding Company, Inc., (hereinafter the "Corporation") a publicly traded Delaware corporation (hereinafter called the "Common Stock") to the SELLER for the balance thereof ("STOCK CONSIDERATION") as described below in Section 2.1.3 of this Agreement. The aggregate consideration is subject to adjustment pursuant to
Section  2.2  of  this  Agreement.

          2.1.1  The  Cash  Consideration  shall be issued to Seller as follows:

               Purchaser and the corporation shall give Seller a Secured Promissory Note ("Note") in a form attached as EXHIBIT "E" requiring payment of:

                    a.   $226,000  payment  within  30  days  of  closing.
                    b. The remainder to be paid in three equal annual installments on the anniversary of the closing date.
                    c.   The  Note  shall  bear  interest  at  8%
                    d. The Note shall be secured by the Assets pursuant to a Security Agreement in a form attached hereto as EXHIBIT "F".

          2.1.2 The Stock Consideration shall be issued to the Wade and Jennifer Clark Irrevocable Trust . Whenever in this document there is a reference to Seller receiving the Common Stock, Seller shall mean the Wade and Jennifer Clark Irrevocable Trust. The Common Stock shall be delivered as follows:

               (a) At Closing (AS defined in Article 10.1 below), the Purchaser shall cause to be issued to the Seller sufficient shares of Common Stock in the Corporation (the "INITIAL STOCK TRANCHE"), reflecting fifty percent (50%) of the total Stock Consideration to be paid to the Seller based upon a share price of Four Dollars ($4.00) per share.

               (b) 180 days after the Effective Date, the Purchaser shall cause to be issued to the Seller additional shares of Common Stock in the Corporation (the "SECOND STOCK TRANCHE") reflecting fifty percent (50%) of the total Stock Consideration to be paid to the Seller based upon a share price of Four Dollars ($4.00) per share.

               (c) The number of shares of Common Stock issued will be adjusted at the end of 25 days fRom the due date for filing by Charys Holding Company, Inc. of the SEC prescribed 10Q for the full second quarter after Closing (hereinafter the "Adjustment Date"):

                    If the Common Stock does not reach an average Market Price of at least Four Dollars and Fifty Cents ($4.50) per share for at least three
(3) consecutive Trading Days prior to or including the Adjustment Date, then, at the Purchaser's option, either:

                    (i) The Purchaser shall cause to be issued to the Seller additional shares of Common Stock in the Corporation, the number of which shall be determined pursuant to the following formula:

                         AS  =  (ISP/AVG)-IST

                                                           Where:

                         AS  = the number  of additional  shares of Common Stock
                               to  be  issue.

                         AVG = the  lesser  of  (x)  (MPl+MP2)/2  or  (y)  4.

                         ISP = $1,211,011

                         IST = the  number of  shares of Common Stock  issued in
                               the Initial Stock Tranche and the Second Stock Tranche.

                         MP1 = the  average  Market Price  for the  Common Stock
                               over the twenty-five (25) trading day period beginning on the SEC prescribed due date for filing the Purchaser's quarterly report on Form 10-Q or annual report on Form 10K with the SEC, as the case may be, for the Purchaser's second full fiscal quarter after Closing.

                         MP2 = he  average  Market  Price  for the Common  Stock
                               over the twenty-five (25) day period ending on the Make Whole Determination Date.

                         or;

                    (ii) The Purchaser shall pay the SELLER an amount equal to AS multiplied by AVG, in cash by wire transfer of immediately available funds; and in either case, such issuance or payment shall occur within thirty
(30) days of the eighteenth month after Closing (or that cash is paid in lieu of such Second Stock Tranche pursuant to Section 2.2.3(c) above).

     2.2  Purchase  Price  Adjustment  Mechanism.

          2.2.1 The aggregate consideration to be paid by the Purchaser to the Seller is subject to a one-time adjustment based upon the Seller's financial performance during the year preceding the Closing Date, as described below. Attached as EXHIBIT "G" is a document reflecting the formula used in determining the Purchase Price. This same methodology shall be applied to the March 31, 2005 financial statement to determine the Purchase Price Adjustment.

          2.2.2 As soon as practicable, but in no event more than sixty (60) days after the Determination Date, the Purchaser shall cause the Seller to prepare and deliver to the Purchaser, special purpose financial statements prepared in accordance with GAAP, applied on a consistent basis in accordance with the Seller's historical accounting policies and as described on SCHEDULE 2.2.2, showing results of operation of the Seller as of the close of business for the one year period (the

          "DETERMINATION PERIOD") ending on the Closing (the "DETERMINATION DATE FINANCIAL STATEMENTS"), which Determination Date Financial Statements shall be prepared at the expense of the Purchaser, by the Purchaser accounting firm (the "AUDITOR"). In addition, the Purchaser shall bear the expense of having an opening date balance sheet as of the Effective Date, prepared by the Auditor in accordance with GAAP, applied on a consistent basis in accordance with the Seller's historical accounting policies. The parties acknowledge that the Determination Date Financial Statements are for the sole of determining adjustments to the Purchase Price and may not reflect the actual financials of the Seller used in preparing the Purchaser's consolidated financial statements.

          2.2.3 The PURCHASER shall have thirty (30) days from the date the Determination Date Financial Statements are delivered by the Seller to review the Determination Date Financial Statements and propose any adjustments for the purpose of determining adjustments to the Purchase Price. If after discussion of any such proposed adjustments, either party disputes such adjustments, then the Purchaser and the Seller shall engage a nationally recognized accounting firm (the "Alternate Auditor") to review the disputed items. The Alternate Auditor's determination of the disputed items with respect to the determination of the Purchase Price shall be final and binding upon the Parties, without adjustment. All invoices submitted by the Alternate Auditor shall be paid by the Purchaser and the Seller equally.

          2.2.4 The "ADJUSTED PURCHASE PRICE" for the Assets shall be 4 times the Seller's consolidated EBIDTA for the Determination Period, as calculated h m the Determination Date Financial Statements.

               (a) In the event that the Adjusted Purchase Price is equal to or greater than $906,909 and less than $2,088,000 pursuant to clause
               (x) above, then no later than 5 days following the date on which the Determination Date Financial Statements is finalized pursuant to Section 1.3.3, the SELLER shall transfer to the Purchaser, ON A PRO-RATA BASIS, the number of shares of Common Stock issued as Stock Consideration to the SELLER equal in Base Value to the amount determined by taking the difference between the $2,088,000 and the Adjusted Purchase Price, and dividing such number by the Average Issue Price Per Share (the "Shortage Amount") of $4, regardless of the actual value of such Common Stock. If the Base Value of all of the shares of Common Stock owned by SELLER is less than the Shortage Amount, then Seller shall transfer all of the shares of Common Stock owned by IT, to Purchaser, and the Seller note will be adjusted for any remaining Shortage Amount.

               (b) In the event that the Adjusted Purchase Price is greater than $2,088,000 pursuant to clause (x) above, then no later than 5 days following the date on which the Determination Date Financial Statements is finalized pursuant to Section 1.3.3, If the Purchase Price is greater than the Estimated Purchase Price, then the Purchaser shall pay to the Seller,

               THE difference between the Adjusted Purchase Price and $2,088,000 (the "PURCHASE PRICE BALANCE"), as follows:

                    (i) The Purchase Price Balance, shall, at the option of the Purchaser, be paid in (i) cash by wire transfer of immediately available funds or (ii) shares of Common Stock (using the $4.00 Price for such Common Stock to calculate the number of shares to be issued).

               (c) The Seller hereby agrees that it shall deliver any shares of Common Stock required to pay the Shortage Amount, if any, free and clear of all Liens.

     2.3  Common  Stock Issued to the Wade and Jennifer Clark Irrevocable Trust.

          2.3.1 No fractional shares of Common Stock shall be issued to the Seller hereunder, and the number of shares of Common Stock to be issued shall be rounded down to the nearest whole share. If A fractional share interest arises pursuant to any calculation in
          Section 2.3 or elsewhere herein, the Purchaser shall eliminate such fractional share interest by paying the Seller the amount computed by multiplying the fractional interest by the price of a full share (with such price being the same price used to determine the shares then being issued).

          2.3.2 The Common Stock shall be restricted bearing a legend as follows:

               "The Shares of Stock represented by this certificate have not been registered under the securities act of 1933, as amended and may not be sold or otherwise transferred unless a compliance with the registration provisions of such act has been made or unless availability of an exemption from such registration provisions haws been established, or unless sold pursuant to Rule 144 under the securities act of 1933."

          2.3.3 The Seller shall be granted "piggy-back" registration rights, with respect to all shares of Common Stock issued to the Seller hereunder, as more specifically set forth in that certain Registration Rights Agreement (the "REGISTRATION RIGHTS AGREEMENT") in the form attached hereto as EXHIBIT "H". Shares to be delivered to Seller shall be included in the next registration.

                                   ARTICLE III
                                   -----------

                  REPRESENTATIONS AND WARRANTIES OF THE SELLER

     The Seller hereby represents and warrants to the Purchaser as of the date hereof and as of the Closing Date that, to the best of its knowledge:

     3.2  3.1  Organization. The Seller is a limited partnership duly organized,
               ------------
validly existing and in good standing under the laws of Texas with full power and authority to carry on its business as it is now being conducted and proposed to be conducted, and to own, operate and lease its properties and assets.

3.2  Authorization.  The  Seller  has  full  power  and  authority to enter into
     --------------
this Agreement and the agreements contemplated hereby and to deliver the Assets free and clear of all Liens. The execution, delivery and performance of this Agreement and all other agreements and transactions contemplated hereby have been duly authorized by the General Partner and no other proceedings on its part are necessary to authorize this Agreement and the transactions contemplated hereby. This Agreement and all other agreements contemplated hereby to be entered into by the Seller constitute a legal, valid and binding obligation of the Seller enforceable against the Seller in accordance with their respective terms.

3.3  No  Violation.  Other  than  as  set  forth in SCHEDULE 3.3, the execution,
     --------------
delivery and assignment by the Seller and all Assets contemplated hereby, and the fulfillment of and compliance with the respective terms hereof and thereof by the Seller do not and will not (a) conflict with or result in a breach of the terms, conditions or provisions of or constitute a default or event of default under (with due notice, lapse of time or both) of any contract to which the Seller is a party; (b) or result in the creation of any Lien upon any of the Assets; (c) give any third party the right to accelerate any obligations of the Seller; (d) result in a violation of or require any authorization, consent, approval, exemption or other action by or notice to any court or Authority.

3.4  Financial  Statements.
      ----------------------

     3.4.1 Unaudited year-end balance sheets and statements of operations, and cash flow of the Seller as of December 31,2005 and unaudited balance sheets for the period commencing January 1, 2006 and ending MARCH 31, 2006 (the "FINANCIAL STATEMENT DATE") and unaudited statements of operations for the three (3) month period then ended (collectively, the "FINANCIAL STATEMENTS") have been delivered to the Purchaser, and are attached to SCHEDULE 3.4.1. Such balance sheets and the notes thereto fairly present the financial position of the Seller as at the respective dates thereof, and such Financial Statements (a) fairly present the results of operations for the periods therein referred to, all in accordance with GAAP (except as stated therein or in the notes thereto) applied on a consistent basis; (b) fairly present the financial condition of the Seller at the respective date of, and for the period covered by such statements; and (c) (EXCEPT AS DISCLOSED IN
          SCHEDULE 3.4.1,) are in accordance with the required or permitted statutory accounting requirements or practices applied on a consistent basis under the laws of the State of Texas. Since the Financial Statement Date, no change has occurred in the condition of the Seller as shown in the Financial Statements which HAS or could reasonably be expected to have a Material Adverse Effect.

     3.4.2 Except as set forth in SCHEDULE 3.4.2 hereto, the Seller does not have any Indebtedness, obligation or liability (whether accrued, absolute, contingent,  unliquidated  or  otherwise, known to the Seller, whether due or to become due) arising out of transactions entered into or Occurrences that occurred at or prior to the Closing Date, other than:
          (a) liabilities set forth in the Financial Statements; and (b) liabilities and obligations which have arisen after the Financial Statement Date in the ordinary course of business (none of which is a liability resulting from breach of Contract, breach of warranty, tort, infringement, Claim or lawsuit). Purchaser shall assume only those liabilities listed on the Financial Statements or otherwise stated on
          Schedule  3.4.2

3.5  Contracts.
     ----------

     3.5.1 Except as expressly contemplated by this Agreement or as set forth on SCHEDULES 3.5.1(a)-(d) hereto, as of the Closing Date, the Seller is not a party to any written or oral:

          (a)  Guarantee  of  any  obligation;

          (b) Contract under which the Seller is lessor of or permits any third party to hold or operate any property, real or personal, owned or controlled by the Seller;

          (c) assignment, license, indemnification or Contract with respect to any intangible property (including, without limitation, any Proprietary Rights), other than software licenses in the ordiiary course of business;

          (d) Contracts providing for "take or pay" or similar unconditional purchase or payment obligations.

3.6  Title  and  Related  Matters.
     -----------------------------

     3.6.1 Except as set forth in SCHEDULE 3.6.1 hereto, the Seller has good and marketable title to all of the properties and assets reflected in the Financial Statements (except for properties and assets sold since the Financial Statement Date in the ordinary course of business), free and clear of all Liens, except (a) statutory Liens not yet delinquent; (b) such imperfections or irregularities of title, Liens, easements, charges or encumbrances as do not detract from or interfere with the present use of the properties or assets subject thereto or affected thereby, otherwise impair present business operations at such properties; or do not detract from the value of such properties and assets, taken as a whole; or (c) Liens reflected in the Financial Statements or the notes thereto.

     3.6.2 There has not been since the Financial Statement Date and will not be prior to the Closing Date, any sale, lease or any other disposition or distribution by the Seller of any of its assets or properties and any other assets now or hereafter owned by it, except transactions in the ordinary and regular course of business, or as otherwise consented to by the Purchaser.

     3.6.3  Litigation.  There  is  no  Claim  pending or threatened against the
            -----------
          Assets which, if adversely determined, would have a Material Adverse Effect, nor is there any Order outstanding against the Seller which has, or could reasonably be expected to have, a Material Adverse Effect, except as disclosed on SCHEDULE 3.6.3.

     3.6.4  Intellectual  Property.
            -----------------------

          3.6.4.1 The Seller has no trade name, service mark, patent, copyright or trademark related to its business, except those which are set forth in
     SCHEDULE 3.6.4.1, which are all those necessary for the operation of its business as currently conducted.

          3.6.4.2 The Seller has the right to use each Proprietary Right listed on SCHEDULE 3.6.4.2. There are no Claims pending, or threatened, against the Seller that its use of any of the Proprietary Rights listed on SCHEDULE
     3.6.4.2  infringes  the  rights  of  any  Person.

          3.6.4.3 The Seller is not a party in any capacity to any franchise, license or royalty agreement respecting any Proprietary Right.

     3.6.5 Disclosure.  Neither  this  Agreement  nor  any  of  the  exhibits,
           -----------
          attachments, written statements, documents, certificates or other items prepared for or supplied to the Purchaser by or on behalf of the Seller with respect to the transactions contemplated hereby contains any untrue statement of a material fact or omits a material fact necessary to make each statement contained herein or therein not misleading. There is no fact which the Seller has not disclosed to the Purchaser in writing and of which the Seller or any of its executive employees is aware and which could reasonably be anticipated to have a Material Adverse Effect.

                                   ARTICLE IV

                    ADDITIONAL REPRESENTATIONS OF THE SELLER

     The Seller hereby represents and warrants to the Purchaser, as of the date hereof and as of the Closing Date that, to the best of its knowledge:

     4.1 Shares Held For Own Account. Any shares of Common Stock acquired by the
         ----------------------------
     Seller hereunder (the "ACQUIRED SHARES") are being acquired for the Seller's own account; not as a nominee or agent, and not with a view to the direct or indirect sale or distribution of any part thereof, and the Seller has no present intention of selling, granting any participation in, or otherwise distributing the same, except in compliance with the Securities Act of 1933, as amended (the "SECURITIES ACT").

     4.2  No  Registration.  The  Seller  understands  and acknowledges that the
          ----------------
     Acquired Shares have not been registered under the Securities Act or any state securities laws, are being sold in reliance upon an exemption or exemptions from the registration and prospectus delivery requirements of the Securities Act and applicable state securities laws, and must be held by the Seller indefinitely unless a subsequent disposition thereof is registered under the Securities Act and applicable state securities laws or is exempt therefrom.

     4.3  Investment  Knowledge.  The  Seller  has  the  knowledge,  skill  and
          ---------------------
     experience in financial, business and investment matters relating to an investment of this type and are capable of evaluating the merits and risks of such investment and protecting the Seller's interests in connection therewith. To the extent deemed necessary by the Seller, the Seller has retained, at the Seller's own expense, appropriate professional advice regarding the investment, tax and legal merits and consequences of acquiring AND owning the Acquired Shares.

                                    ARTICLE V

                 REPRESENTATIONS AND WARRANTIES OF THE PURCHASER

     The Purchaser represents and warrants to the Seller as follows as of the date hereof and as of the Closing Date, to the best of its knowledge:

     5.1  Corporate Organization. The Purchaser is a corporation duly organized,
          -----------------------
     validly existing and in good standing under the laws of its jurisdiction of incorporation with full corporate power and authority to carry on its business as it is now being conducted and to own, operate and lease its properties and assets.

     5.2  Capital Stock. As of MARCH 1, 2006 the entire authorized capital stock
          --------------
     of Charys Holding Company, Inc. consists of THREE HUNDRED MILLION (300,000,000) shares of Common Stock with $0.001 par value per share, of which 15,734,019 shares are issued and outstanding,. Since FEBRUARY 28, 2005, no Common Stock has been issued other than Common Stock trading on the OTC Bulletin Board. All issued and outstanding shares of Common Stock having been validly issued and are fully paid and nonassessable, with no personal liability or preemptive rights attaching to the ownership thereof. Except as set forth on SCHEDULE 5.2, no instruments or securities of any kind exist which are convertible into additional shares of the capital stock of the Corporation, nor do any outstanding options, warrants, rights, calls, commitments, plans or other arrangements or agreements of any character exist providing for the purchase or issuance of any additional shares of the Corporation.

     5.3  Authorization.  The  Purchaser  and the Corporation has full corporate
          -------------
     power and authority to enter into this Agreement and to carry out the transactions contemplated hereby. The directors of the Purchaser and the Corporation have duly authorized the execution, delivery and performance of this Agreement and the transactions contemplated hereby, and no other corporate proceedings on its part are necessary to authorize this Agreement and the transactions contemplated hereby. This Agreement constitutes the legal, valid and binding obligation of the Purchaser enforceable against it in accordance with its terms.

     5.4  No  Violation.  Other than as set forth in SCHEDULE 5.4, the execution
          --------------
     and delivery by the Purchaser of this Agreement, and all other agreements contemplated hereby, and the fulfillment of and compliance with the respective terms hereof and thereof by the Purchaser do not and will not
     (a) conflict with or result in a breach of the terms, conditions or provisions of or constitute a default or event of default under (with due notice, lapse of time or both) of any contract to which the Purchaser is a party; b) result in the creation of any Lien upon any of the Common Stock or assets; c) give any third party the right to accelerate any obligations of the Purchaser; or d) result in a violation of or require any authorization, consent, approval, exemption or other action by or notice to any court or Authority pursuant to, the charter or bylaws of the Purchaser, or any Regulation, Order or Contract to which the Purchaser or its properties are subject. The Purchaser will comply with all applicable Regulations and Orders in connection with the execution, delivery and performance of this Agreement and the transactions contemplated hereby

     5.5  Financial  Statements.
          ----------------------

          5.5.1 Audited year-end balance sheets and statements of operations, stockholders equity of Charys Holding Company, Inc. as of April 30, 2005 and unaudited balance sheets for the period commencing May 1,2005 and ending JANUARY 31, 2006 (the "PURCHASER FINANCIAL STATEMENT DATE") and unaudited statements of operations, stockholders equity and cash flow for the three (3) month period then ended (collectively, the "PURCHASER FINANCIAL STATEMENTS") have been delivered to the Seller. Such balance sheets and the notes thereto fairly present the financial position of the Purchaser as at the respective dates thereof, and such statements of operations, stockholders equity and cash flow and the notes thereto (a) fairly present the results of operations for the periods therein referred to, all in accordance with GAAP (except as stated therein or in the notes thereto) applied on a consistent basis; (b) fairly present the financial condition of the Purchaser at the respective date of, and for the period covered by such statements; and (c) except as disclosed in
               SCHEDULE 5.5.1, are in accordance with the required or permitted statutory accounting requirements or practices applied on a consistent basis under the laws of the State of Delaware. Since the Purchaser Financial Statement Date, no change has occurred in the condition of the Purchaser as shown in the Purchaser Financial Statements which has or could reasonably be expected to have a Material Adverse Effect.

     5.6  Brokerage.  No  broker,  agent  or finder has rendered services to the
          ----------
     Purchaser in connection with the transactions contemplated under this Agreement.

     5.7  Disclosure.  Neither  this  Agreement  nor  any  of  the  exhibits,
          -----------
     attachments, written statements, documents, certificates or other items prepared for or supplied to the

     Seller by or on behalf of the Purchaser with respect to the transactions contemplated hereby contains any untrue statement of a material fact or omits a material fact necessary to make each statement contained herein or therein not misleading. There is no fact which the Purchaser has not disclosed to the Seller in writing and of which the Purchaser or its officers, directors or executive employees is aware and which could reasonably be anticipated to have a Material Adverse Effect.

                                   ARTICLE VI

                             COVENANTS OF THE SELLER

     Until the Closing Date, except as otherwise consented to or approved by the Purchaser in writing, the Seller covenants and agrees that it shall act or refrain from acting where required hereinafter, to comply with the following:

     6.1  Regular  Course  of  Business.  The  Seller shall operate its business
          ------------------------------
     diligently and in good faith, consistent with past management practices; shall maintain its properties in good order and condition, shall maintain (except for expiration due to lapse of time) all leases and Contracts described herein in effect without change except as expressly provided herein; shall materially comply with the provisions of all Regulations and Orders applicable to the Seller and the conduct of its business.

     6.2  Consents.  The Seller shall use its best efforts to obtain on or prior
          ---------
     to the Closing Date, all consents necessary to the consummation of the transactions contemplated hereby.

     6.3  Breach of Agreement. The Seller shall not take any action prior to the
          --------------------
     Closing  Date,  would  constitute  a  breach  of  this  Agreement.

     6.4  Bulk Sale. Seller covenants that in completing this transaction it has
          ----------
     complied with any applicable bulk sale or transfer laws of the state of Texas.

     6.5  Confidentiality.  The  Seller  shall,  and  shall cause its respective
          ----------------
     principals and other personnel and authorized representatives to, hold in confidence, and not disclose to any other party without the Purchaser's prior consent, all information received by it from the Purchaser or its officers, directors, employees, agents, counsel and auditors in connection with the transactions contemplated hereby except as may be required by applicable law or as otherwise contemplated herein.

                                   ARTICLE VII

                           COVENANTS OF THE PURCHASER

     The  Purchaser  hereby  covenants  and  agrees  with  the  Seller  that:

     7.1  Consents.  The  Purchaser  shall  use its best efforts to obtain on or
          ---------
     prior to the Closing Date, all consents necessary to the consummation of the transactions contemplated hereby.

     7.2  Breach of Agreement. The Purchaser shall not take any action which, if
          --------------------
     taken prior to the Closing Date, would constitute a breach of this Agreement.

     7.3  Confidentiality.  The Purchaser shall, and shall cause its principals,
          ----------------
     officers and other personnel and authorized representatives to, hold in confidence, and not disclose to any other party without the Seller's prior consent, all information received by it from the Seller or its officers, directors, employees, agents, counsel and auditors in connection with the transactions contemplated hereby except as may be required by applicable law or as otherwise contemplated herein.

     7.4 Purchaser covenants that in completing this transaction it has or will comply with any applicable bulk sale or transfer laws of the state of Georgia.

     7.5 Purchaser covenants to pay immediately when due all attorneys' fees and costs incurred on behalf of Seller, Purchaser and any successors and assigns thereof, in the ongoing litigation styled Elite Communications, et al. v. Wade Allan Clark, Aeon Technologies, LLC, Aeon Management Ltd., Wade & Jennifer Clark Irrevocable Trust, et al., In the 95h Judicial District Court of Dallas County, Texas, referred to as Cause No. 05-12812.

                                  ARTICLE VIII

                                OTHER AGREEMENTS

     As a condition to the Parties' obligation to consummate the transactions contemplated hereby:

     8.1  Employment.  Non-Com-petition  and  Incentive Compensation Agreements.
          ----------------------------------------------------------------------
     Wade Clark, and David Machovsky (collectively, the "MANAGERS") shall at the Closing, execute and deliver the Employment, Non-Competition and Incentive Compensation Agreements in the forms of EXHIBIT "I" and EXHIBIT "J" hereto, respectively (each an "EMPLOYMENT AGREEMENT").

     8.2  Further  Assurances.  Subject  to  the  terms  and  conditions of this
          --------------------
     Agreement, each of the Parties hereto shall use its best efforts to take, or cause to be taken, all action, and to do, or cause to be done, all things necessary, proper or advisable under applicable Regulations to consummate and make effective the transactions contemplated by this Agreement. If at any time after the Closing Date the Purchaser shall consider or be advised that any further deeds, assignments or assurances in law or in any other things are necessary, desirable or proper to vest, perfect or confirm, of record or otherwise, in the Purchaser, the title to any property or rights of any of the Seller acquired or to be acquired by reason of, or as a result of, the acquisition, the Seller agrees that the Seller shall execute and deliver all such proper deeds, assignments and assurances in law and do all things necessary, desirable or proper to vest, perfect or confirm title to such property or rights in the Purchaser and otherwise to carry out the purpose of this Agreement.

                                   ARTICLE IX

                 CONDITIONS TO THE OBLIGATIONS OF THE PURCHASER

     Each and every obligation of the Purchaser under this Agreement shall be subject to the satisfaction, on or before the Closing Date, of each of the following conditions unless waived in writing by the Purchaser:

     9.1  Representations  and  Warranties; Performance. The representations and
          ----------------------------------------------
     warranties of the Seller contained in this Agreement and all information contained in any exhibit, schedule or attachment hereto or in any writing delivered by, or on behalf of, the Seller shall be true and correct in all material respects when made and shall be true and correct in all material respects on the Closing Date as though then made, except as expressly provided herein. The Seller shall have performed and complied in all material respects with all agreements, covenants and conditions required by this Agreement to be performed and complied with by them prior to the Closing Date. The Seller shall have delivered to the Purchaser a certificate (which shall be addressed to the Purchaser), dated the Closing Date, in the form of EXHIBIT "K" hereto, ("Seller's Certificate"), certifying to the foregoing.

     9.2  Consents  and  Approvals.  The  Seller shall have obtained any and all
           -----------------------
     material consents, approvals, orders, qualifications, licenses, permits or other authorizations, required by all applicable Regulations, Orders and Contracts of the Seller or binding on their respective properties and assets, with respect to the execution, delivery and performance of the Agreement and the consummation of the transactions contemplated hereby, including, without limitation, any consents required from any Bank or Financial institution utilized by Seller.

     9.3  Opinion  of the Seller's Counsel. The Purchaser shall have received an
          ---------------------------------
     opinion of the Seller's outside counsel addressed to the Purchaser, dated the Closing Date, in the form set forth on SCHEDULE 9.3.

     9.4  No  Material Adverse Change. There shall have been no Material Adverse
          ---------------------------
     Change to the Assets since the date of this Agreement, which representation shall be attested to in the Seller's Certificate.

     9.5  No Proceeding or Litigation. No preliminary or permanent injunction or
          ----------------------------
     other Order, decree or ruling issued by any Authority, or any Regulation promulgated or enacted by any Authority shall be in effect, which would prevent the consummation of the transactions contemplated hereby.

     9.6  Proceedings  and  Documents.  All  proceedings  in connection with the
          ----------------------------
     transactions contemplated hereby and all documents and instruments incident to such transactions shall be reasonably satisfactory in substance and form to the Purchaser and the Purchaser's counsel, and the Seller shall have made available to the Purchaser for examination the originals or true, complete and correct copies of all records and documents relating to the assets of the Seller which the Purchaser may reasonably request in connection with said transaction.

     9.7 Employment Agreements. The Seller shall have executed and delivered the
         ----------------------
     Employment  Agreements.

     9.8 Other Documents. The Seller shall furnish the Purchaser with such other
         ----------------
     and further documents and certificates as the Purchaser shall reasonably request to evidence compliance with the conditions set forth in this Agreement.

                                    ARTICLE X

                   CONDITIONS TO THE OBLIGATIONS OF THE SELLER

     Each and every obligation of the Seller under this Agreement shall be subject to the satisfaction, on or before the Closing Date, of each of the following conditions unless waived in writing by the Seller, as applicable:

     10.1  Representations  and Warranties; Performance. The representations and
           ---------------------------------------------
     warranties of the Purchaser contained in this Agreement and all information contained in any exhibit, schedule or attachment hereto shall be true and correct in all material respects when made and shall be true and correct in all material respects on the Closing Date as though then made, except as expressly provided herein. The Purchaser shall have performed and complied in all material respects with all agreements, covenants and conditions required by this Agreement to be performed and complied with by it prior to the Closing Date. An officer of the Purchaser, shall have delivered to the Seller a certificate, dated the Closing Date, in the form of EXHIBIT "L" hereto, certifying to the foregoing.

     10.2  Consents and Approvals. The Purchaser shall have obtained any and all
           -----------------------
     material consents, approvals, subordinations, orders, qualifications, licenses, permits or other authorizations with respect to the execution, delivery and performance of the Agreement and the consummation of the transactions contemplated hereby.

     10.3  Opinion of the Purchaser's Counsel. The Seller shall have received an
           -----------------------------------
     opinion of the Purchaser's outside counsel addressed to the Seller, dated the Closing Date, in the form set forth on SCHEDULE 10.3.

     10.4 No Proceeding or Litigation. No preliminary or permanent injunction or
          ----------------------------
     other Order, decree or ruling issued by any Authority, or any Regulation promulgated or enacted by any Authority shall be in effect, which would prevent the consummation of the transactions contemplated hereby.

     10.5  Proceedings  and  Documents.  All  proceedings in connection with the
           ----------------------------
     transactions contemplated hereby and all documents and instruments incident to such transactions shall be reasonably satisfactory in substance and form to the Seller and its counsel, and the Purchaser shall have made available to the Seller for examination the originals or true, complete and correct copies of all records and documents relating to the business and affairs of the Purchaser which the Seller may reasonably request in connection with said transaction.

     10.6 Secretary's Certificate. The Seller shall have received a certificate,
          ------------------------
     substantially in the form of EXHIBIT "M" hereto, of the secretary of the Purchaser, as to the charter and bylaws of the Purchaser, the resolutions adopted by the directors and stockholders of the Purchaser in connection with this Agreement and the incumbency of the Purchaser's officers.

     10.7 Certificate of Good Standing. At the Closing, the Purchaser shall have
          -----------------------------
     delivered to the Seller a certificate issued by Georgia Secretary of State evidencing the good standing, with respect to both the conduct of business and the payment of all franchise taxes, of the Purchaser as of a date not more than thirty (30) days prior to the Closing Date

     10.8  Employment Agreements. The Managers shall have executed and delivered
           ----------------------
     the  Employment  Agreements.

     10.9  Indemnification  Agreement.  The  Purchaser  shall  have executed and
           --------------------------
     delivered  the  Indemnification  Agreement.

     10.10  Registration Rights Agreement. The Purchaser shall have executed and
            ------------------------------
     delivered the Registration Rights Agreement attached hereto as EXHIBIT "H".

     10.11  Other  Documents.  The  Purchaser shall furnish the Seller with such
            -----------------
other and further documents and certificates including certificates of the Purchaser's officers and others as Seller shall reasonably request to evidence compliance with the conditions set forth in this Agreement.

                                   ARTICLE XI

                                     CLOSING

     11.1 Closing. Unless this Agreement shall have been terminated or abandoned
          --------
     pursuant to the provisions of ARTICLE XI, a closing of the transactions contemplated by this Agreement (the "CLOSING") shall be held on the 30th day of April, 2006, or on such other mutually agreed to date (the "CLOSING DATE").

     11.2 Intervening Litigation. If, prior to the Closing Date, any preliminary
          -----------------------
     or permanent injunction or other Order issued by a court of competent jurisdiction or by any other Authority shall restrain or prohibit this Agreement or the consummation of the transactions contemplated herein for a period of fifteen (15) days or longer, the Closing shall be adjourned at the option of either party for a period of thirty (30) days. If at the end of such thirty-day period such injunction or Order shall not have been favorably resolved, either party may, by written notice thereof to the other, terminate this Agreement, without liability or further obligation hereunder.

     11.3  Obligations  of Seller. On the Closing Date, the Seller shall execute
           -----------------------
     and  deliver  to  the  Purchaser  the  following:

          (a) A Bill of Sale substantially in the form attached to this Agreement as EXHIBIT "N" transferring and conveying the Assets to the Purchaser and any such other documents or instructions of conveyance, transfer or assignment as shall be necessary or appropriate to vest in the Purchaser full, complete and good title to the Assets.

          (b) A certificate of the General Partner of the Seller confirming the accuracy as of the Closing Date of the warranties and representations of the Seller contained in this Agreement and the performance of ALL covenants and agreements of the Seller to be performed on or before the Closing Date;

          (c) An Assignment, Assumption and Consent Agreement authorizing the assignment of the Contracts to the Purchaser in the form attached to this Agreement as EXHIBIT "O".

     11.4 Obligations of Purchaser. On the Closing Date, the Purchaser shall pay
          -------------------------
     the Purchase Price as described in Article I1 and shall execute and deliver to the Seller the following:

          (a) A certificate of a duly authorized officer of the Purchaser confirming the accuracy as of the Closing Date of the warranties and representations of the Purchaser contained in this Agreement and the performance of all covenants and agreements of the Purchaser to be performed on or before the Closing Date;



                                   ARTICLE XII


                          TERMINATION PRIOR TO CLOSING

     12.1  Methods  of  Termination.  This  Agreement  may be terminated and the
           -------------------------
     transactions  herein  contemplated  may  be  abandoned  at  any  time:

        12.1.1 By  mutual  consent  of  the  Purchaser  and  the  Seller;

        12.1.2 By the Seller in writing, without liability, if the Purchaser shall (a) fail to perform in any material respect its agreements contained herein required to be performed by it on or prior to the Closing Date; or (b) materially breach any of its representations, warranties or covenants contained herein, which failure or breach is not cured within ten (10) days after the Seller has notified the Purchaser of its intent to terminate this Agreement pursuant to this Section 12.1.2;

        12.1.3 By the Purchaser in writing, without liability, if the Seller shall (a) fail to perform in any material respect their agreements contained herein required to be performed by them on or prior to the Closing Date; or (b) materially breach any of their representations, warranties or covenants contained herein, which failure or breach is not cured within ten (10) days after the Purchaser has notified the Seller of its intent to terminate this Agreement pursuant to this Section 12.1.3;

        12.1.4 By either the Seller or the Purchaser in writing, without liability, if there shall be any order, writ, injunction or decree of any court or governmental or regulatory agency binding on the Purchaser, the Seller which prohibits or restrains the Purchaser, the Seller from consummating the transactions contemplated hereby, provided that the Purchaser, the Seller shall have used their reasonable, good faith efforts to have any such order, writ, injunction or decree lifted and the same shall not have been lifted within (thirty) 30 days after entry, by any such court or governmental or regulatory agency.

     12.2 Termination  of Obligations. Termination of this Agreement pursuant to
          ----------------------------
          this ARTICLE XII shall terminate all obligations of the Parties hereunder, except for the obligations under Sections 2.1.3, 6.5, 7.3, 12.2, and 13.13 hereof; provided, however, that termination pursuant to Sections 12.1 -2, 12.1.3 or 12.1.5 hereof shall not relieve a defaulting or breaching party from any liability to the other party hereto.

                                  ARTICLE XIII

                                 INDEMNIFICATION

     13.1  The  Seller's  Amendment  to  Indemnify.  Subject  to  the  terms and
           ----------------------------------------
     conditions set forth herein, from and after the Closing, the Seller shall indemnify and hold harmless the Purchaser, their Affiliates, any of their respective successors or assigns and their respective directors, officers or employees (each a "PURCHASER INDEMNIFIED PARTY") from and against all liability, assessments, losses, charges, costs and expenses (including, without limitation, interest, court costs, reasonable attorneys7 fees and expenses) (collectively "PURCHASER DAMAGES") incurred by a Purchaser Indemnified Party as a result of or arising out of (a) a breach of any representation or warranty contained in ARTICLE II or ARTICLE III of this Agreement; or (b) any breach of or noncompliance by the Seller with any covenant or agreement contained in this Agreement.

     13.2  The  Purchaser's  Agreement  to  Indemnify.  Subject to the terms and
           -------------------------------------------
     conditions set forth herein, from and after the Closing, the Purchaser shall indemnify and hold harmless the Seller and its Affiliates, any of their respective successors or assigns and their respective directors, officers or employees (each a "SELLER INDEMNIFIED PARTY") from and against all liability, assessments, losses, charges, costs and expenses (including, without limitation, interest, court costs, reasonable attorneys' fees and expenses) (collectively "SELLER DAMAGES") incurred by a Seller Indemnified Party as a result of or arising out of (a) a breach of any representation or warranty contained in ARTICLE III and ARTICLE IV of this Agreement; (b) any breach of or noncompliance by the Purchaser with any covenant or agreement contained in this Agreement; and (c) any liability of the Seller. (The Purchaser Indemnified Parties and Seller Indemnified Parties are sometimes referred to collectively herein as the "INDEMNIFIED PARTIES," "PURCHASER DAMAGES" and "SELLER DAMAGES" are sometimes referred to collectively herein as "DAMAGES.").

     13.3  Limitations  on Indemnification. The Seller's obligation to indemnify
           --------------------------------
     Purchaser Indemnified Parties pursuant to Section 13.1 hereof and the obligations of the Purchaser to indemnify Seller Indemnified Parties pursuant to Section 13.2 are subject to the following limitations, as well as the other limitations set forth in this ARTICLE XIII:

        13.3.1 No claim for indemnification shall be made against the Seller unless the aggregate amount of Purchaser Damages exceeds $100,000 and, in such event, indemnification shall be made by the Seller only to the extent that the aggregate amount of Purchaser Damages exceeds $100,000.

        13.3.2 In no event (a) shall the Seller's aggregate obligation to indemnify Purchaser Indemnified Parties exceed $2,000,000, (b) shall the Purchaser's aggregate obligation to indemnify the Seller Indemnified Parties exceed $2,000,000 .

        13.3.3 The amount of any Purchaser Damages or Seller Damages, as the case may be, shall be reduced by (a) any amount actually received by the Indemnified Parties with respect thereto under any insurance coverage or from any other party responsible therefor; and (b) the amount of any Tax benefit actually received by the Indemnified Parties relating thereto. The Indemnified Parties shall use all reasonable efforts to collect any amounts available under such insurance coverage and from such other party alleged to have responsibility. If the Indemnified Parties receive AN amount under insurance coverage or from such other party with respect to Purchaser Damages or Seller Damages, as the case may be, at any time subsequent to any indemnification provided pursuant to this ARTICLE XIII, then the Indemnified Party shall promptly reimburse the Indemnifying P a . for any payment made or expense incurred by the Indemnifying Party in connection with providing such indemnification up to such amount received by the Indemnified Party.

        13.3.4 No party shall be entitled to seek indemnification to the extent it was aware of the matter giving rise to such claim prior to Closing.

        13.3.5 The Seller may, at its option, pay any Purchaser Damages in cash or by transfer of Common Stock having an aggregate fair market value equal to such Purchaser Damages. For purposes of this Section 13.3.5, the "fair market value" of third party shares shall be the Market Price for such shares on the date of any final judgment is entered or settlement is reached setting forth the total amount of the Purchaser Damages. The "fair market value" of shares in the Corporation shall be the then existing issuance value.

     13.4 Third Party Indemnification. The obligations of the Seller, or the (as
          ----------------------------
          applicable, the "INDEMNIFYING PARTY") to indemnify Indemnified Parties under Section 13.1 or Section 13.2 hereof, respectively, with respect to Damages resulting from the assertion of liability by third parties (each, as the case may be, a "CLAIM"), shall be subject to the following terms and conditions:

        13.4.1 Promptly after receipt by an Indemnified Party of notice by a third party of any complaint or the commencement of any action or proceeding with respect to which such Indemnified Party may be entitled to receive payment from the other party for Damages, such Indemnified Party shall, within ten (10) days, notify the Seller, or the Purchaser as the appropriate Indemnifying Party, of such complaint or of the commencement of such action or proceeding; provided, however, that the failure to so notify the Indemnifying Party shall relieve the Indemnifying Party from liability under this Agreement with respect to such claim only if, and only to the extent that, such failure to notify the Indemnifying Party results in the forfeiture by the Indemnifying Party of material rights and defenses otherwise available to the Indemnifying Party with respect to such claim. In addition, the Indemnified Party shall provide to the Indemnifying Party as promptly as practicable thereafter such information and documentation as may be reasonably requested by the Indemnifying Party to support and verify. the claim asserted, so long as such disclosure would not violate the attorney-client privilege of the Indemnified Party. The Indemnifying Party may at its option undertake the defense thereof by representatives of its own choosing; provided, that any Indemnified Party may, in any event, at its own expense, monitor and participate in, but not control, the defense of such claim. If the Indemnifying Party within thirty (30) days after notice of any such Claim fails to assume the defense of such Claim, the Indemnified Parties will (upon further notice to the Indemnifying Party) have the right to undertake the defense, compromise or settlement of such claim on behalf of and for the account and risk, and at the expense, of the Indemnifying Party; provided, however, that as long as the Indemnifying Party is reasonably contesting any claim in good faith, the Indemnified Parties shall not pay or settle any such claim.

        13.4.2 Anything in this Section 13.4 to the contrary notwithstanding, the Indemnifying Party shall not enter into any settlement or compromise of any action, suit or proceeding or consent to the entry of any judgment (a) which does not include as an unconditional term hereof the delivery by the claimant or plaintiff to the Indemnified Parties of a written release fkom all liability in respect of such action, suit or proceeding; or
               (b) for other than monetary damages without the prior written consent of the Indemnifying Party, which consent shall not be unreasonably withheld or delayed.

     13.5 Survival;  Time  to  Assert  Claims.
          ------------------------------------

          13.5.1 The representations, warranties, covenants and agreements contained herein, except for covenants and agreements to be performed by the Parties prior to the Closing, will not be extinguished by the Closing but will survive the Closing, subject to the limitations set forth in Section 13.5.2 below with respect to the time periods within which claims for indemnity must be asserted. The covenants and agreements to be performed by the parties prior to the Closing shall expire at the Closing.

          13.5.2 All claims for indemnification under this ARTICLE XIII which are not extinguished by the Closing in accordance with Section 13.5.1 must be asserted no later than one (1) year after the indemnified party receives notice of accrual; provided, however, that claims with respect to losses arising out of or related in any way to the matters described in Sections 2.3, 12.1(i), 12.2(ii) or 12.2(iii) may be made without limitation, except as limited by law.

                                   ARTICLE XIV

                            MISCELLANEOUS PROVISIONS

     14.1  Amendment and Modification. Subject to applicable law, this Agreement
           ---------------------------
     may be amended, modified and supplemented only by written agreement of the parties hereto.

     14.2 Entire Agreement. This Agreement, including the schedules and exhibits
          -----------------
     hereto and the documents, certificates and instruments referred to herein, embodies the entire agreement and understanding of the parties hereto in respect of the transactions contemplated by this Agreement and supersedes all prior agreements, representations, warranties, promises, covenants, arrangements, communications and understandings, oral or written, express or implied, between the parties with respect to such transactions, including, without limitation, the letter of intent executed by the parties, dated March 6, 2006. There are no agreements, representations, warranties, promises, covenants, arrangements or understandings between the parties with respect to such transactions, other than those expressly set forth or referred to herein.

     14.3  Certain  Definitions.
           ---------------------

          "Authority" means any governmental, regulatory or administrative body,
           ---------
     agency, arbitrator or authority, any court or judicial authority, any public, private or industry regulatory agency, arbitrator authority, whether international, national, federal, state or local.

          "Average  Issue  Price Per Share" means the average price per share at
           -------------------------------
     which  a11  Common  Stock  was  issued  to  the  Seller  hereunder.

          "Base Value" means, with respect to Common Stock issued to the Seller,
          -----------
     the value of such stock determined by taking the price per share at which such stock was issued to the Seller and multiplying by the number of shares issued.

          "Claim"  means  any  action,  claim,  obligation,  liability, expense,
           -----
     lawsuit, demand, suit, inquiry, hearing, investigation, notice of a violation, litigation, proceeding, arbitration, or other dispute, whether civil, criminal, administrative or otherwise, whether pursuant to contractual obligations or otherwise.

          "Common  Stock" means the common stock, $0.001 par value per share, of
           -------------
     Charys  Holding  Company,  Inc.

          "Contract"  means  any  agreement, contract, commitment, instrument or
           --------
     other  binding  arrangement  or  understanding,  whether  written  or oral.

          "Determination  Date"  means  the  date  which  is  365  days from the
           -------------------
     Effective  Date.

          "GAAP"  means  United States generally accepted accounting principles.
           ----

          "Guarantee"  means  any guarantee or other contingent liability (other
           ---------
     than any endorsement for collection or deposit in the ordinary course of business), direct or indirect with respect to any obligations of another Person, through an agreement or otherwise, including, without limitation,
     (a) any endorsement or discount with recourse or undertaking substantially equivalent to or having economic effect similar to a guarantee in respect of any such obligations; and (b) any Contract (i) to purchase, or to advance or supply funds for the payment or purchase of, any such obligations; (ii) to purchase, sell or lease property, products, materials or supplies, or transportation or services, in respect of enabling such other Person to pay any such obligation or to assure the owner thereof against loss regardless of the delivery or nondelivery of the property, products, materials or supplies or transportation or services; or (iii) to make any loan, advance or capital contribution to or other investment in, or to otherwise provide funds to or for, such other Person in respect of enabling such Person to satisfy an obligation (including any liability for a dividend, stock liquidation payment or expense) or to assure a minimum equity, working capital or other balance sheet condition in respect of any such obligation.

          "Indebtedness" with respect to any Person means any obligation of such
           ------------
     Person for borrowed money, but in any event shall include (a) any obligation incurred for all or any part of the purchase price of property or other assets or for the cost of property or other assets constructed or of improvements thereto, other than accounts payable included in current liabilities and incurred in respect of property purchased in the ordinary course of business; (b) the face amount of all letters of credit issued for the account of such Person and all drafts drawn thereunder; (c) obligations (whether or not such Person has assumed or become liable for the payment of such obligation) secured by Liens; (d) capitalized lease obligations; and
     (e)  all  Guarantees  of  such  Person.

          "Lien"  means  any  security  interest,  lien,  mortgage,  pledge,
           ----
     hypothecation, encumbrance, Claim, easement, restriction or interest of another Person of any kind or nature.

          "Market  Price"  shall be determined on the basis of: (a) the weighted
           -------------
     average sale price of the Common Stock on the principal stock exchange, or the National Association of Securities Dealers' Automated Quotation National Market System ("NASDAQ/NMS"), as the case may be, on which such Common Stock is then listed or admitted to trading; (b) if the Common Stock is not then listed or admitted to trading on any stock exchange or the NASDAQNMS, as the case may be, then the average of the last reported closing bid and asked prices on such day in the over-the-counter market, as furnished by the NASDAQ system or the National Quotation Bureau, Inc.; (c) if neither NASDAQ nor the National Quotation Bureau is at the time engaged in the business of reporting such prices, then as furnished by any similar firm then engaged in such business; or (d) if there is no such FM, as furnished by any member of the National Association of Securities Dealers ("NASD) selected by the Purchaser, with the consent of the Seller (which consent shall not be unreasonably refused or delayed), and which is not an affiliate of the Purchaser.

          "Material  Adverse  Change"  means  any  developments or changes which
           -------------------------
     would  have  a  Material  Adverse  Effect.

          "Material  Adverse  Effect" means any circumstances, state of facts or
           -------------------------
     matters which might reasonably be expected to have a material adverse effect on the business, operations, properties, assets, condition (financial or otherwise), results, plans, strategies or prospects of a Person.

          "Occurrence"  means  any  accident, happening or event which occurs or
           ----------
     has occurred at any time prior to the Closing Date, which results in or could result in a claim against the Seller or creates or could create a liability or loss for the Seller.

          "Order"  means  any  decree, judgment, award, order, injunction, rule,
           -----
     consent  of  or  by  an  Authority.

          "Person"  means  any  corporation,  partnership,  joint  venture,
           ------
     organization,  entity,  Authority  or  natural  person.

          "Proprietary  Rights" means any patent, patent application, copyright,
           -------------------
     trademark, trade name, service mark, service name, trade secret, know-how, confidential information or other intellectual property or proprietary rights.

          "Regulation"  means  any  law,  statute,  rule, regulation, ordinance,
           ----------
     requirement,  announcement  or  other binding action of or by an Authority.

          "Subsidiaries"  means with respect to a Person, any business entity of
           ------------
     which more than fifty percent (50%) of the voting stock or other equity interests is owned or controlled, directly or indirectly, by such Person.

          "Trading  Day"  means  any day of the week when the U.S. stock markets
           ------------
     are  open  for  business.

     14.4  Notices.  Any  notice,  consent,  approval,  request, demand or other
           --------
     communication required or permitted hereunder must be in writing to be effective and shall be deemed delivered and received (a) if sent by hand delivery, upon delivery; (b) if sent by registered or certified mail, return receipt requested, on the date on which such mail is received as indicated in such RETURN receipt, or returned, if delivery is not accepted;
     (c) if delivered by a nationally recognized courier, one business day AFTER deposit with such courier; and (d) if sent by facsimile or electronic transmission, in each case upon telephone or further electronic communication from the recipient acknowledging receipt (whether automatic or manual from recipient), as applicable, addressed as follows:

          IF  TO  THE  SELLER:

          Mr.  Wade  Clark
          Aeon  Technologies,  Ltd.
          16901  N.  Dallas  Pkwy  Suite  105
          Addison,  TX  75001
          Facsimile:  (972) 735-8411

          With  a  copy  to:

          Charles  W.  Blount,  I11
          Underwood,  Perkins  and  Ralston,  P.C.
          5420  LBJ  Freeway,  Suite  1900
          Dallas,  Texas  75240
          Facsimile:  (972) 661-5691

          IF  TO  THE  PURCHASER:

          Billy  V.  Ray,  Jr.
          Contemporary  Constructors  Nevada,  Inc.
          1117  Perimeter  Center  West,  Suite  N4  15
          Atlanta,  Georgia  30338
          Facsimile:  (678) 443-2320

          WITH  A  COPY  TO  (WHICH  WILL  NOT  CONSTITUTE  NOTICE):

          Michael  Brenner
          Attorney  at  Law
          1643  North  Harrison  Parkway
          Sunrise  Florida  33323
          Facsimile:  (954) 838-7686

          (or to such other address as any party shall specifjr by written notice so given).

     The evidence of forwarding of the notice provided hereinabove shall be conclusive of such proper notice and any changes of address must be given in the manner provided for notice herein.

     14.5  Assignment.  This Agreement and all of the provisions hereof shall be
           -----------
     binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, but neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto without the prior written consent of the other parties.

     14.6  Governing  Law.  This Agreement shall be governed by and construed in
           ---------------
     accordance with the internal laws of the State of Nevada, without regard to such state's principles of conflicts of laws

     14.7  Dispute  Resolution.  Any action or proceeding seeking to enforce any
           --------------------
     provision of, or based on any right arising out of, this Agreement, whether before or after the Closing, shall be brought in the courts of the State of Nevada, County of Clark, or in the United States District Court for the Northern District of Nevada, and each of the parties consents to the jurisdiction of such courts (and the appropriate appellate courts) in any such action or proceeding and waives any objection to venue laid therein. Process in any action or proceeding referred to in the preceding sentence may be served on any party anywhere in the world. Each party to this Agreement hereby knowingly, voluntarily and intentionally waives any rights it may have to a trial by jury in respect of any litigation (whether as a claim, counter-claim, affirmative defense, or otherwise) in connection with this Agreement and the transactions contemplated hereby. The prevailing party to any such litigation shall be entitled to payment of all its reasonable legal fees and costs by the non-prevailing party. For purposes of the foregoing sentence, the determination of which party is the "prevailing party" shall be made in accordance with federal law.

     14.8  Counterparts.  This  Agreement  may  be  executed  in  two  or  more
           -------------
     counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     14.9 Headings. The article and section headings contained in this Agreement
          ---------
     are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     14.10 Binding Effect. This Agreement shall not be construed so as to confer
           ---------------
     any right or benefit upon any Person other than the signatories to this Agreement and each of their respective successors and permitted assigns.

     14.11  Delays  or  Omissions.  No  delay or omission to exercise any right,
           -----------------------
     power or remedy accruing to any party hereto, upon any breach or default of any other party under this Agreement, shall impair any such right, power or remedy of such party nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the party of any party hereto of any breach or default under this Agreement, or any waiver on the part of any party of any provisions or conditions of this Agreement must be made in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by law or otherwise afforded to any party, shall be cumulative and not alternative.

     14.12  Severability.  Unless otherwise provided herein, if any provision of
            -------------
     this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be effected or impaired thereby.

     14.13 Expenses. Except AS otherwise set forth herein, the Purchaser and the
           ---------
     Seller shall each bear its own expenses, including without limitation, legal fees and expenses, with respect to this Agreement and the transactions contemplated hereby.

                         [Signatures on Following Page]

     IN WITNESS WHEREOF, the parties hereto have made and entered into this Agreement the date first hereinabove set forth.

                                        PURCHASER:

                                        CONTEMPORARY  CONSTRUCTORS
                                        NEVADA, INC., A NEVADA CORPORATION

                                        By:
                                              ---------------------------------
                                        Name: Billy V. Ray. Jr.
                                              -----------------
                                        Title:
                                              ---------------------------------

                                        CHARYS  HOLDING  COMPANY,  INC.,  A
                                        GEORGIA  CORPORATION

                                        By:
                                              ---------------------------------
                                        Name: Billy V. Ray, Jr.
                                              -----------------
                                        Title:
                                              ---------------------------------

                                        SELLER: AEON TECHNOLOGIES, LTD., A TEXAS
                                        LIMITED  PARTNERSHIP

                                        By:   /s/ Wade Clark
                                              ---------------------------------
                                        Name: Wade Clark
                                        Title: General Partner

                                    EXHIBIT A

                             EQUIPMENT AND SUPPLIES

                                    EXHIBIT B

                                    CONTRACTS

                                    EXHIBIT C

                                     LEASES

                                    EXHIBIT D

                               ACCOUNTS RECEIVABLE

                                    EXHIBIT E

                             SECURED PROMISSORY NOTE

                                    EXHIBIT F

                               SECURITY AGREEMENT

                                   EXHIBIT G

                             PURCHASE PRICE FORMULA

Estimated Purchase Price

Projected 12 month EBITDA               $   522,000


Multiple                                          4


                                        ------------
ESTIMATED PURCHASE PRICE                $ 2,088,000




BASIS FOR INITIAL PAYMENT
INTRINSIC VALUE
Shareholder Equity                      $   600,000


Multiple                                          2


                                        ------------
Maximum Initial Payment                 $ 1,200,000


MODIFICATION BASED ON
QUALITY OF BALANCE SHEET


Total Assets                            $   990,000


Adjustments (from)

Accounts Receivable over 90             $   100,000
days
Receivables from related                $   138,000
parties
Refundable Deposit                      $         -

50% of Unbilled Revenue                 $         -

60% of Work in process                  $   100,000

Prepaid  expenses                       $     6,000

10% of A/P over 90 days                 $    20,000


                                        ------------
Subtotal                                $   626,000

Adjustments (to)

Loans from related parties to           $   121,000
be eliminated/deferred at
acquisition
50% of Billings in excess of            $         -
cost
50 % of Unearned Revenue                $     1,200


                                        ------------
Total Adjusted Assets                   $   748,200
                                        ============




Quality ratio (can not exceed)
100%)
Total Adjusted Assets/Total                   75.58%
Assets
                                        ------------


Initial Payment                         $   906,909   $   906,909
                                        ------------


Balance of Estimated                    $ 1,181,091
Purchase Price


Actual EBITDA for                       $   531,000
Determination Period


Multiple                                          4


                                        ------------

Final Purchase Price                    $ 2,124,000


Less: Initial Payment                   $   906,909

                                                           110.00%
                                        --------------------------


Balance due (limited to 110%            $ 1,217,091   $ 1,299,200
of Balance of Estimated
Purchase Price)
                                        ==========================


BALANCE PAID                            $ 1,219,091
                                        ------------


Total Purchase Price Paid-              $ 2,124,000
Cash/Stock Payout terms to
be negotiated
                                        ============




EARN OUT CALCULATION


Revenue-Projection                      $10,000,000   $18,000,000   $     24,000,000


EBITDA- Projection            10.00%    $ 1,000,000   $ 1,800,000   $      2,400,000


Net Earnings - Projection      6.00%    $   600,000   $ 1,080,000   $      1,440,000



EARNOUT GOAL                            $   300,000   $   540,000   $        720,000



TOTAL EARNOUT GOAL                      $ 1,560,000


ACTUAL RESULTS


Revenue                                 $11,000,000   $18,000,000   $     22,000 000


EBITDA                                  $ 1,000,000   $ 1,900,000   $      2,200,000


Net Earnings                            $   300,000   $ 1,100,000   $      1,400,000




PERCENTAGE OF GOAL MET


Revenues                                     110.00%       100.00%             91.67%


EBITDA                                       100.00%       105.56%             91.87%


Net Earnings                                  90.00%       101.85%             97.22%


WEIGHTED CALCULATION FACTOR


Revenues                                      10.00%        11.00%             10.00%      9.17%


EBITDA                                        60.00%        60.00%             63.33%     55.00%


Net Earnings                                  30.00%        15.00%             30.56%     29.17%


Calculation Factor                                          86.00%            103.89%     93.33%




Earnout - Cash/Stock Payout terms                     $   258,000   $        561,000   $672,000
to be negotiated


TOTAL EARNOUT ACHIEVED                                $ 1,491,000
                                                      ------------

TOTAL PURCHASE PRICE                                  $ 3,615,000
INCLUDING EARNOUT
                                                      ============

PURCHASE PRICE PAYOUT

Cash/Stock payout terms

Estimated purchase price                              $ 2,088,000

Initial payment                                       $   906,909

Initial Cash portion (4 yr                            $   226,727   $        226,727   $ 226,727   $ 226,727   $ 906,909
spread)
Stock portion (Stock  value $4/ shares                    295,273
share)
Earn out

50% cash                                                            $        129,000   $ 280,500   $ 336,000   $ 972,227

50% stock (at year end market shares (at$4)                         $         32,250      70,125      84,000     481,648
value)

                                    EXHIBIT H

                          REGISTRATION RIGHTS AGREEMENT

     THIS AGREEMENT is entered into as of , 2006, by and between CHARYS HOLDING COMPANY, INC., a Delaware corporation (the "Company"), and AEON TECHNOLOGIES,
LTD.,  a  Texas  limited  partnership  (the  "Holder").

     WHEREAS, on even date herewith Charys Technology Group, Inc., a wholly owned subsidiary of the Company, executed and delivered to the Holder that certain Asset Purchase Agreement (the "Asset Purchase Agreement") whereby Charys Technology Group, Inc. agreed to have the Company issue to the Holder up to _________ shares of the Company's common stock, $.001 par value per share (the "Company Common Stock"), in part payment for assets purchased as described in the Asset Purchase Agreement;

     NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

Registration  Rights  Available.  Pursuant to the terms and conditions contained
--------------------------------
herein, and in the Asset Purchase Agreement, the Company agrees to provide the Holder or any permitted assignee of the Holder (collectively, the "Holder") with the right to "piggyback" (the "Registration Rights") on a FIRM commitment underwritten offering with respect to the Company Common Stock and any other securities issued or issuable at any time or from time to time in respect of the Company Common Stock as a result of a merger, consolidation, reorganization, stock split, stock dividend, recapitalization or other similar event involving the Company (collectively, the "Registrable Securities").

Registration  Rights. With respect to the Registration Rights, the parties agree
---------------------
     as follows: Subject to Paragraph 2(b), the Company will (i) promptly give to the Holder written notice of any registration relating to an Underwritten Public Offering, and (ii) include in such registration (and related qualification under blue sky laws or other compliance) such of the Holder's Registrable Securities as are specified in the Holder's written request or requests, mailed in accordance with the terms of this Agreement within 30 days after the date of such written notice from the Company.

     The right of the Holder to registration pursuant to the Registration Rights shall be conditioned upon the Holder's participation in such underwriting, and the inclusion of the Registrable Securities in the underwriting shall be limited to the extent provided herein. The Holder shall (together with the Company) enter into an underwriting agreement in customary form with the managing underwriter selected for the Underwritten Public Offering by the Company. Notwithstanding any other provision of this Agreement, if the managing underwriter determines that marketing factors require a limitation of the number of the Registrable Securities to be underwritten, the managing underwriter may limit some or all of the Registrable Securities that may be included in the registration and the Underwritten Public Offering as follows: the number of the Registrable Securities that may be included in the registration and the Underwritten Public Offering by the Holder shall be determined by multiplying the number of the shares of the Registrable Securities of all selling shareholders of the Company which the managing underwriter is willing to include in such registration and the Underwritten Public Offering times a fraction, the numerator of which is the number of the Registrable Securities requested to be included in such registration and the Underwritten Public Offering by the Holder, and the denominator of which is the total number of the Registrable Securities which all selling shareholders of the Company have requested to be included in such registration and the Underwritten Public Offering. To facilitate the allocation of shares in accordance with the above provisions, the Company may round the number of shares allocable to any such person to the nearest 100 shares. If the Holder disapproves of the terms of any such underwriting, it may elect to withdraw therefrom by written notice to the Company and the managing underwriter, delivered not less than seven days before the effective date of the Underwritten Public Offering. Any of the Registrable Securities excluded or withdrawn from the Underwritten Public Offering shall be withdrawn from such registration, and shall not be transferred in a public distribution prior to 60 days after the effective date of the Registration Statement relating thereto, or such other shorter period of time AS the underwriters may require.

Registration  Procedure.  With respect to the Registration Rights, the following
------------------------
     provisions shall apply: The Holder shall be obligated to furnish to the Company and the underwriters such information regarding the Registrable Securities and the proposed manner of distribution of the Registrable Securities as the Company and the underwriters may request in writing and as shall be required in connection with any registration, qualification or compliance refined to herein and shall otherwise cooperate with the Company and the underwriters in connection with such registration, qualification or compliance.

     With a view to making available the benefits of certain rules and regulations of the Securities and Exchange Commission (the "SEC") which may at any time permit the sale of any Restricted Securities AS defined in Rule 144 ("Rule 144") promulgated under the Securities Act of 1933, AS amended (the "Securities Act") to the public without registration, the Company agrees to use its best lawful efforts to:

          Make  and  keep  public  information  available.  as  those  terms are
          ----------------------------------------------------------------------
          understood  and  defined  in  Rule  144  at all times during which the
          ----------------------------------------------------------------------
          Company  is  subject  to  the reporting requirements of the Securities
          ----------------------------------------------------------------------
          Exchange  Act  of 1934. as amended (the "Exchange Act"); File with the
          ----------------------------------------------------------------------
          SEC in a timely manner all reports and other documents required of the
          ----------------------------------------------------------------------
          Company  under  the  Securities Act and the Exchange Act (at all times
          ----------------------------------------------------------------------
          during  which  the Company is subject to such reporting requirements);
          ----------------------------------------------------------------------
          and
          ---
          So  long  as  the Holder owns any Restricted Securities. to furnish to
          ----------------------------------------------------------------------
          the Holder upon request a written statement from the Company as to its
          ----------------------------------------------------------------------
          compliance with the reporting requirements of Rule 144 and with regard
          ----------------------------------------------------------------------
          to  the Securities Act and the Exchange Act (at all times during which
          ----------------------------------------------------------------------
          the  Company is subject to such reporting requirements), a copy of the
          ----------------------------------------------------------------------
          most  recent annual or quarterly report of the Company. and such other
          ----------------------------------------------------------------------
          reports  and  documents  of  the  Company and other information in the
          ----------------------------------------------------------------------
          possession  of  or  reasonably obtainable by the Company as the Holder
          ----------------------------------------------------------------------
          may reasonably request in availing itself of any rule or regulation of
          ----------------------------------------------------------------------
          the  SEC allowing the Holder to sell any Restricted Securities without
          ----------------------------------------------------------------------
          registration.
          -------------

     The Company agrees that it will furnish to the Holder such number of prospectuses meeting the requirements of Section 10(a)(3) of the Securities Act, offering circulars or other documents incident to any registration, qualification or compliance referred to herein as provided or, if not otherwise provided, as the Holder from time to time may reasonably request.

     All expenses (except for any underwriting and selling discounts and commissions and legal fees for the Holder's attorneys) of any registrations permitted pursuant to this Agreement and of all other offerings by the Company (including, but not limited to, the expenses of any qualifications under the blue sky or other state securities laws and compliance with governmental requirements of preparing and filing any post-effective amendments required for the lawful distribution of the Registrable Securities to the public in connection with such registration, of supplying prospectuses, offering circulars or other documents) will be paid by the Company.

     In connection with the preparation and filing of any Registration Statement under the Securities Act pursuant to this Agreement, the Company will give the Holder and the Holder's attorneys and accountants, the opportunity to participate in the preparation of any Registration Statement, each prospectus included therein or filed with the SEC, and each amendment thereof or supplement thereto, and will give each of them such access to its BOOKS and records and opportunities to discuss the business of the Company with its officers and the independent public accountants who have certified its financial statements as shall be necessary to conduct a reasonable investigation within the meaning of the Securities Act.

     The Company shall notify each Holder of Registrable Securities covered by a Registration Statement, during the time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

Blackout Period. At any time after the effective date of the Registration Statement, if the Company gives to the Holder a notice pursuant to Paragraph 3(F) hereof and stating that the Company requires the suspension by the Holder of the distribution of any of the Registrable Securities, then the Holder shall cease distributing the Registrable Securities for such period of time (the "Blackout Period"), not to exceed 120 days from the time notice is sent until the Company informs the Holder that the Blackout Period has been terminated. Upon notice by the Company to the Holder of such determination, the Holder will
(a) keep the fact of any such notice strictly confidential, (b) promptly halt any offer, sale, trading or transfer of any of the Registrable Securities for the duration of the Blackout Period, and (c) promptly halt any use, publication, dissemination or distribution of each prospectus included within the Registration Statement, and any amendment or supplement thereto by it and any of its affiliates for the duration of the Blackout Period.

Lock-Up. In connection with any Underwritten Public Offering, the Holder agrees,
--------
if requested, to execute a lockup letter addressed to the managing underwriter in customary form agreeing not to sell or otherwise dispose of the Registrable Securities owned by the Holder (other than any that may be included in the offering) for a period not exceeding 180 days.

Delay  of  Registration  No.  Holder  shall  have any right to obtain or seek an
-----------------------
injunction restraining or otherwise delaying any registration of the Registrable Securities as the result of any controversy that might arise with respect to the interpretation or implementation of this Agreement.

Indemnification  by  the  Company.  In  the  event  of  any  registration of the
----------------------------------
Registrable Securities of the Company under the Securities Act, pursuant to the terms of this Agreement, the Company agrees to indemnity and hold harmless the Holder and each other person who participates as an underwriter in the offering or sale of the Registrable Securities against any and all claims, demands, losses, costs, expenses, obligations, liabilities, joint or several, damages, recoveries and deficiencies, including interest, penalties and attorneys' fees (collectively the "Claims"), to which the Holder or any such underwriter may become subject under the Securities Act or otherwise, insofar as the Claims or actions or proceedings, whether commenced or threatened, in respect thereto arise out of or are based on any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement under which the Holder's Registrable Securities were registered under the Securities Act, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Company will reimburse the Holder and each such underwriter for any legal or other expenses reasonably incurred by them in connection with investigating or defending any Claim or action or proceeding in respect thereto; provided that the Company shall not be liable in any such CASE to the extent that any Claim or action or proceeding in respect thereof or expense arises out of or is based on an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement in reliance on and in conformity with written information furnished to the Company through an instrument duly executed by the Holder specifically stating that it is for use in the preparation thereof. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Holder or any such underwriter and survive the transfer of the Registrable Securities by the Holder.

Indemnification  by  the  Holder.  The  Company  may  require, as a condition to
---------------------------------
including the Registrable Securities in any Registration Statement filed pursuant to this Agreement, that the Company shall have received an undertaking satisfactory to it from the Holder, to indemnify and hold harmless (in the same manner and to the same extent as set forth in Paragraph 7 hereof) the Company, each director and officer of the Company and each other person, if any, who controls the Company within the meaning of the Securities Act, with respect to any statement or alleged statement or alleged statement in or omission or alleged omission from the Registration Statement, any preliminary prospectus contained therein, or any amendment or supplement thereto, if such statement or alleged statement or omission or alleged omission was made in reliance on and in conformity with written information furnished to the Company through an instrument duly executed by the Holder specifically stating that it is for use in the preparation of the Registration Statement, preliminary prospectus, final prospectus, summary prospectus, amendment or supplement. Notwithstanding the foregoing, the maximum liability hereunder which the Holder shall be required to suffer shall be limited to the net proceeds to the Holder from the Registrable Securities sold by the Holder in any such offering. Such indemnity shall remain in full force and effect, regardless of any investigation made by or on behalf of the Company or any such director, officer or controlling person and shall survive the transfer of the Registrable Securities by the Holder.

Notice  of  Claims.  Promptly after receipt by an indemnified party of notice of
-------------------
the commencement of any action or proceeding involving a Claim, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action, provided that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under this Agreement except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. In case any such action is brought against an indemnifying party, unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist in respect of a Claim the indemnifying party shall be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the consent of the indemnified party, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect of a Claim.

Indemnification  Payments.  The indemnification required by this Agreement shall
--------------------------
be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or expense, loss, damage or liability is incurred.

Assignment  of  Registration Rights. The rights to cause the Company to register
------------------------------------
Registrable Securities pursuant to this Agreement may be assigned by the Holder to a transferee or assignee of such securities who shall, upon such transfer or assignment, be deemed a Holder under this Agreement; provided that the Company is furnished with written notice of the name and address of such transferee or assignee and the Registrable Securities with respect to which the Registration Rights are being assigned; provided, further, that such assignment shall be effective only if immediately following such transfer the further disposition of such securities by the transferee or assignee is restricted under the Securities Act and that such transferee or assignee is either (a) a member of the immediate family or a trust for the benefit of any Holder that is an individual or (B) a transferee or assignee that after the transfer or assignment holds all of the Registrable Securities.

Termination  of  this  Amendment. This Agreement shall terminate with respect to
---------------------------------
the Holder when all of the Registrable Securities have been registered as provided herein.

No  Contracts,  Arrangements,  Understandings  or  Relationships with Respect to
--------------------------------------------------------------------------------
Securities. There are no contracts, arrangements, understandings or relationships (legal or otherwise) by any party to this Agreement, or any other person with respect to the Company Common Stock, or any other securities of the Company, including but not limited to transfer or voting of any of the Company Common Stock, or any other securities of the Company, finder's fees, joint ventures, loan or option arrangements, puts or calls, guarantees of profits, division of profits or loss, or the giving or withholding of proxies.

Attorneys'  Fees.  In  the  event  that it should become necessary for any party
-----------------
entitled hereunder to bring suit against any other party for enforcement of the covenants contained herein, the parties hereby covenant and agree that the party who is found to be in violation of this Agreement shall also be liable to the other parties for all reasonable attorneys' fees and costs of court incurred by such other parties.

Arbitration.  Any  controversy  or  claim  arising  out  of  or relating to this
------------
Agreement, or the breach, termination, or validity thereof, shall be settled by final and binding arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association ("AAA Rules") in effect as of the effective date of this Agreement.

The American Arbitration Association shall be responsible for (a) appointing a sole arbitrator, and (B) administering the case in accordance with the AAA
Rules. The sites of the arbitration shall be Atlanta, Georgia. Upon the application of either party to this Agreement, and whether or not an arbitration proceeding has yet been initiated, all courts having jurisdiction hereby are authorized to: (x) issue and enforce in any lawful manner, such temporary restraining orders, preliminary injunctions and other interim measures of relief AS may be necessary to prevent harm to a party's interest or as otherwise may be appropriate pending the conclusion of arbitration proceedings pursuant to this Agreement; and (y) enter and enforce in any lawful manner such judgments for permanent equitable relief as may be necessary to prevent harm to a party's interest or as otherwise may be appropriate following the issuance of arbitral awards pursuant to this Agreement. Any order or judgment rendered by the arbitrator may be entered and enforced by any court having competent jurisdiction.

Benefit.  All  the  terms and provisions of this Agreement shall be binding upon
--------
and inure to the benefit of and be enforceable by the parties hereto, and their respective heirs, executors, administrators, personal representatives, successors and permitted assigns. Notwithstanding anything herein contained to the contrary, the Company shall have the right to assign this Agreement to any party without the consent of the Holder.

Conflict.  Notwithstanding  anything  herein  contained  to the contrary, in the
---------
event of any conflict between the terms of the Asset Purchase Agreement or this Agreement, the terms of this Agreement shall control.

Notices.  All  notices,  requests,  demands,  and other communications hereunder
--------
shall be in writing and delivered personally or sent by registered or certified United States mail, return receipt requested with postage prepaid, by facsimile, or by e-mail, if to the Company, addressed to Mr. Billy Ray at ________, telecopier (___)_______ , and if to the Holder, addressed to _________ at _______ , telecopier (___)_______ , and e-mail _________. Any party may change its address for purposes of receiving notices pursuant to this Agreement upon 10 days written notice.

Construction.  Words  of  any  gender  used  in this Agreement shall be held and
-------------
construed to include any other gender, and words in the singular number shall be held to include the plural, and vice versa, unless the context requires otherwise. In addition, the pronouns used in this Agreement shall be understood and construed to apply whether the party referred to is an individual, partnership, joint venture, corporation or an individual or individuals doing business under a firm or trade name, and the masculine, feminine and neuter pronouns shall each include the other and may be used interchangeably with the same meaning.

Waiver.  No  course of dealing on the part of any party hereto or its agents, or
-------
any failure or delay by any such party with respect to exercising any right, power or privilege of such party under this Agreement or any instrument referred to herein shall operate as a waiver thereof, and any single or partial exercise of any such right, power or privilege shall not preclude any later exercise thereof or any exercise of any other right, power or privilege hereunder or thereunder.

Cumulative  Rights. The rights and remedies contained in this Agreement shall be
------------------
cumulative and the exercise or partial exercise of any such right or remedy shall not preclude the exercise of any other right or remedy.

Invalidity.  In  the  event  any one or more of the provisions contained in this
-----------
Agreement shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect the other provisions of this Agreement or any such other instrument.

General  Assurances.  The parties agree to execute, acknowledge, and deliver all
--------------------
such further instruments, and do all such other acts, as may be necessary or appropriate in order to carry out the intent and purposes of this Agreement.

Time  of  the  Essence.  Time  is  of  the  essence  of  this  Agreement.
-----------------------

Headings.  The headings used in this Agreement are for convenience and reference
---------
only and in no way define, limit, amplify or describe the scope or intent of this Agreement, and do not effect or constitute a part of this Agreement.

Excusable  Delay. The parties shall not be obligated to perform and shall not be
-----------------
deemed to be in default hereunder, if the performance of a non-monetary obligation required hereunder is prevented by the occurrence of any of the following, other than as the result of the financial inability of the party obligated to perform: acts of God, strikes, lock-outs, other industrial disturbances, acts of a public enemy, war or war-like action (whether actual, impending or expected and whether de jure or de facto), acts of terrorists, arrest or other restraint of governmental (civil or military), blockades, insurrections, riots, epidemics, landslides, lightning, earthquakes, fires, hurricanes, storms, floods, washouts, sink holes, civil disturbances, explosions, breakage or accident to equipment or machinery, confiscation or seizure by any government of public authority, nuclear reaction or radiation, radioactive contamination or other causes, whether of the kind herein enumerated or otherwise, that are not reasonably within the control of the party claiming the right to delay performance on account of such occurrence.

No Third-Party Beneficiary. Any agreement to pay an amount and any assumption of
---------------------------
liability contained in this Agreement, express or implied, shall be only for the benefit of the undersigned parties and their respective successors and assigns (as herein expressly permitted), and such agreements and assumptions shall not inure to the benefit of the obligees or any other party, whomsoever, it being the intention of the parties hereto that no one shall be or be deemed to be a third-party beneficiary of this Agreement.

Governing  law;  Jurisdiction. This Agreement shall be governed by and construed
------------------------------
in accordance with the laws of the State of Georgia without regard to any conflicts of laws provisions thereof. Each party hereby irrevocably submits to the personal jurisdiction of the United States District Court located in Atlanta, Georgia, as well as of the Superior Courts of the State of Georgia in Fulton County, Georgia over any suit, action or proceeding arising out of or relating to this Agreement. Each party hereby irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such mediation, arbitration, suit, action or proceeding brought in any such county and any claim that any such mediation, arbitration, suit, action or proceeding brought in such county has been brought in an inconvenient forum.

Multiple  Counterparts.  This  Agreement  may  be  executed  in  one  or  more
-----------------------
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

Entire  Amendment.  This  instrument  contains  the  entire understanding of the
------------------
parties with respect to the subject matter hereof, and may not be changed orally, but only by an instrument in writing signed by each of the parties hereto.

     IN WITNESS WHEREOF, the parties have executed this Agreement on the date first written above.

                                     CHARYS  HOLDING  COMPANY,  INC.


                                     By
                                       -----------------------------------------
                                       Billy  Ray,  President


                                     AEON  TECHNOLOGIES,  LTD.

                                     By
                                       --------------------
                                       Wade  Clark,  General  Partner

                                    EXHIBIT I

                         EMPLOYMENT AGREEMENT WADE CLARK

                                    EXHIBIT J

                      EMPLOYMENT AGREEMENT DAVID MACHOVSKY

                                    EXHIBIT K

                              SELLER'S CERTIFICATE

                                    EXHIBIT L

                             PURCHASER'S CERTIFICATE

                                    EXHIBIT M

                        PURCHASER'S SECRETARY CERTIFICATE

                                    EXHIBIT N

STATE  OF  GEORGIA

COUNTY  OF  FULTON

                                  BILL OF SALE
                                  ------------

     This Bill of Sale is made this ___ day of _______, 2006, by and between AEON TECHNOLOGIES, LTD., a Texas limited partnership (the "Transferor"), and CONTEMPORARY CONSTRUCTORS NEVADA, INC., a Nevada corporation (the "Transferee").

     This  Bill  of  Sale  is  being  delivered  pursuant to a Purchase and Sale
Agreement (the "Agreement") entered into by and between the Transferor and the Transferee, on June 22, 1998. Under the terms of the Agreement, the Transferor has agreed to sell, transfer and convey to the Transferee certain assets of the Transferor for a purchase price set forth in the Agreement.

     For and in consideration of the Purchase Price and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Transferor has sold, transferred and conveyed and by this Bill of Sale does hereby sell, transfer and convey to the Transferee, its successors and assigns forever, all of the assets of the Transferor, including but not limited to the following:

     (1) All of the Seller's rights, title and interest in and to the equipment, fixtures and supplies described on EXHIBIT A attached to this Agreement (the "Equipment and Supplies").

     (2) All of the Seller's right title and interest to the contracts attached hereto as EXHIBIT B to this Agreement (the "Contracts").

     (3) All of the Seller's right, title and interest in and to the Leases to which Seller is a party, copies of which are attached as EXHIBIT "C" hereto.

     (4) All of the Seller's right, title and interest in and to any accounts receivable of the Seller, specifically listed on EXHIBIT "D" hereto.

     (5) All intellectual property owned by Seller and related to the above described assets.

     The Transferor does for itself and its successors and assigns hereby covenant with Transferee that it is the lawful owner of the property hereby sold, transferred and conveyed; that such property is the subject of no mortgage, pledge, lien, conditional sale agreement, encumbrance or charge; that the Transferor has the right to sell, transfer, assign and convey the same as herein provided, and that it will warrant and defend the same against all lawful claims and demands of all persons, firms, associates and corporations.

     All of the terms and provisions of the Agreement shall survive the execution and delivery of this Bill of Sale and the closing of the transactions contemplated by the Agreement.

     This Bill of Sale and the covenants and agreements herein contained shall inure to the benefit of and shall bind the Transferor and Transferee and their respective successors and assigns.

     IN WITNESS WHEREOF, Transferor has CAUSED this Bill of Sale to be executed and delivered by its general partner thereunto duly authorized as of the day and year first above written.

Signed, sealed and delivered in         AEON TECHNOLOGIES, LTD., a Texas limited
                                             partnership

the  presence  of:


                                        By:
----------------------------------         -------------------------------------
Witness                                 Its: General  Partner
                                             ----------------

                                         Attest:
----------------------------------              --------------------------------
Notary  Public                                     Secretary

                                                           [CORPORATE SEAL]

                                    EXHIBIT O

                   ASSIGNMENT, ASSUMPTIONANDCONSENT AGREEMENT
                   ------------------------------------------

     This Assignment made this month ________ on this day ___________, 2006, between AEON TECHNOLOGIES, LTD., a Texas limited partnership (hereinafter called "Assignor"), and CONTEMPORARY CONSTRUCTORS NEVADA, INC. a Nevada corporation (hereinafter called "Assignee").

                                    RECITALS

WHEREAS, an Asset Purchase Agreement was entered into on ________,2006 by and between Assignor (said agreement and D exhibits and amendments thereto being attached hereto as Exhibit "A" and hereinafter referred to as the "Contract"); and

WHEREAS, Assignor desires to assign its rights under the Contract and to have ________ consent to such assignment so that the Assignor will have no further obligation or liability under the Contract.

                                   ASSIGNMENT

     NOW, THEREFORE, for an in consideration of Ten Dollars ($10.00) and other good and valuable consideration the receipt of which is hereby acknowledged, and the agreement of the Assignee, hereinafter set forth, the Assignor hereby assigns and transfers to the Assignee and its successors and assigns, all of Assignor's right, title and interest in and to the Contract hereinbefore described, and the Assignee hereby agrees to and does accept the assignment and in addition expressly assumes and agrees to keep, perform and fulfill all the terms, covenants, conditions and obligations required to be kept, including the making of all payments due to or payable on behalf of the Assignor under said Contract when due and payable.

                              BINDING ON SUCCESSORS

     This agreement shall be binding on and inure to the benefit of the parties hereto, their successors-in-interest and assigns.

     EXECUTED  the  day  and  year  first  above  written.


                                            ASSIGNOR:

                                            AEON  TECHNOLOGIES,  LTD.

                                            By:
                                                 ------------------------------
                                            Its: General  Partner
                                                 ----------------

                                                        [CORPORATE  SEAL]

                                            ASSIGNEE:

                                            CONTEMPORARY  CONSTRUCTORS  NEVADA,
                                              INC.

                                            By:
                                                 ------------------------------
                                            Its: President
                                                 ---------

                                                        [CORPORATE  SEAL]




By execution below, _____ hereby consents to and accepts this Assignment, and hereby releases Assignor from any further liability or obligation under the Contract.

                                            ACCEPTED  BY:




                                            By:
                                                 ------------------------------
                                            Its:
                                                 ------------------------------

                                                        [CORPORATE  SEAL]

                                 SCHEDULE 2.2.2

                  SELLER'S SPECIAL PURPOSE FINANCIAL STATEMENT

                                  SCHEDULE 3.3

            CONTRACT DEFAULTS, LIENS, AND LEGAL AUTHORITIES OF SELLER

                                 SCHEDULE 3.4.1

                          SELLER'S FINANCIAL STATEMENTS

                                 SCHEDULE 3.4.1

                          SELLER'S FINANCIAL STATEMENTS

                                 SCHEDULE 3.4.2

                        ADDITIONAL DEBTS AND LIABILITIES

                             SCHEDULE 3.5.1(A) - (D)

                              ADDITIONAL CONTRACTS

                                 SCHEDULE 3.6.1

                                  TITLE DEFECTS

                                  SCHEDULE 3.63

                                LITIGATION CLAIMS

                                SCHEDULE 3.6.4.1

                             ADDITIONAL TRADE NAMES

                                SCHEDULE 3.6.4.2

                            PROPRIETARY RIGHTS CLAIMS

                                  SCHEDULE 5.2

                       STOCK OPTIONS AND CONVERSION RIGHTS

                                  SCHEDULE 5.4

            CONTRACT DEFAULTS, LIENS, LEGAL AUTHORITIES OF PURCHASER

                                 SCHEDULE 5.5.1

                             ACCOUNTING REQUIREMENTS

                                  SCHEDULE 9.3

                           OPINION OF SELLER'S COUNSEL

                                  SCHEDULE 10.3

                         OPINION OF PURCHASER'S COUNSEL